BLACKROCK LIQUIDITY FUNDS

MuniCash

New York Money Fund

California Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 30, 2021 to the Summary Prospectuses, Prospectus and Statement of Additional Information of the Funds relating to Premier Shares, each dated February 26, 2021, as supplemented to date

On July 27, 2021, the Board of Trustees of BlackRock Liquidity Funds (the “Trust”) on behalf of each Fund approved a proposal to terminate Premier Shares of each Fund.

Accordingly, effective at 4:00 P.M. (Eastern time) on September 27, 2021, Premier Shares of each Fund will be terminated as a share class of each Fund, respectively.

Shareholders should retain this Supplement for future reference.

PR2SAI-BLF3-0721SUP